Exhibit 32.2.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CenterPoint Energy Resources Corp. (the “Company”) on Form 10-Q for the three months ended June 30, 2020 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Kristie L. Colvin, Interim Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kristie L. Colvin
Kristie L. Colvin
Interim Executive Vice President and Chief Financial Officer
and Chief Accounting Officer
August 6, 2020